On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Strategic                       Strong Advisor   Wells Fargo Advantage
                                 Value Fund                         U.S. Value Fund      U.S. Value Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                               294,311                    294,311
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                               346,904                    346,904
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                               189,397                    189,397
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                             5,097,233                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                  5,097,233
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                      192,515                                     -                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                            13,619,424                 13,735,446
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                            $5,337,775                 $5,337,775
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                            $6,282,018                 $6,282,018
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                            $3,415,518                 $3,415,518
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $91,666,796                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                                      $91,666,796
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                   $2,119,574                                                                -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                          $248,810,236               $250,929,810
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation            $370,013                           $53,778,817                $54,148,830
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized                  -                            ($857,839)                 ($857,839)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------

























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


-------------------------------------------------------------------------------------------------------------------------------
                                   Before                                                                After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Wells
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                     Target Funds     Acquiring Fund*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Fund                           Strong Advisor    Strong Blue Chip     Wells Fargo        Wells Fargo          Wells Fargo
                                 Focus Fund            Fund           Growth Fund      Advantage Large      Advantage Large
                                                                                        Company Fund         Company Fund
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                             113,416                   -         9,614,528          9,136,049                11,741,584
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                             146,305                   -           600,938          4,721,058                 4,829,591
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                              21,133                   -                 -            592,034                   592,034
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -         42,786,098                43,483,664
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -         2,099,735          1,055,462                 1,055,462
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -          11,122,341                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -                 2,963,752
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                            $724,634                   -      $115,605,061       $411,571,874              $528,949,205
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                            $915,446                   -        $4,890,229       $191,839,332              $196,729,561
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                            $132,190                   -                 -        $24,102,082               $24,102,082
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -     $1,831,150,498            $1,861,005,652
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -       $29,855,154        $45,157,984               $45,157,984
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -        $126,842,039                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -              $126,842,039
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation            ($6,664)        ($6,153,196)       $21,387,228        $76,720,601               $91,947,969
(deprecation)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized       ($3,571,103)      ($140,063,161)     ($51,572,336)     ($411,601,756)            ($606,808,356)
losses
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------------------------
























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


----------------------------------------------------------------------------------------------------------------------------
                                 Before Reorganization                                                After Reorganization
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                             Target Funds                                           Acquiring
                                                                                      Fund*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Fund                          Strong Dow 30     Strong Energy                      Strong Dividend   Wells Fargo Advantage
                               Value Fund           Fund                             Income Fund      Dividend Income Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class K                                   -                -                             286,445                          -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investor Class                    4,704,772        1,532,397                           8,235,704                 13,539,523
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                -                                   -                    286,445
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net Asset:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class K                                   -                -                          $4,588,568                          -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investor Class                  $59,913,489      $26,154,607                        $133,645,472               $219,713,568
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                -                                   -                 $4,588,568
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation          $9,468,337       $6,143,950                         $25,479,707                $41,091,994
(deprecation)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized      ($12,707,218)       ($939,498)                        ($1,189,161)              ($14,835,877)
losses
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
----------------------------------------------------------------------------------------------------------------------------
































       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Large Cap                      Strong Growth &   Wells Fargo Advantage
                                 Core Fund                            Income Fund     Growth and Income Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                             -                               261,334                    261,334
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                    885,134
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                               885,134                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                             1,176,605                  1,176,605
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                      407,243                            20,545,788                 20,757,917
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                             -                            $5,313,912                 $5,313,912
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                $17,963,974
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $17,963,974                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                           $24,153,285                $24,153,285
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                   $4,337,752                          $420,133,930               $424,471,682
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation            $180,136                           $18,045,998                $18,226,134
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($441,738)                         ($74,137,179)              ($74,578,917)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------